UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 1/30/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Shares	Value

Common Stocks—97.7%

Consumer Discretionary—9.1%

Automobiles—2.2%
Ford Motor Co.	165,610	$2,436,123

Honda Motor Co. Ltd.	65,800	1,984,345

		4,420,468

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	14,820	1,369,961

Household Durables—2.7%
Garmin Ltd.	19,560	1,024,162

Newell Rubbermaid, Inc.	86,960	3,206,215

Sekisui House Ltd.	87,000	1,123,298

		5,353,675

Leisure Products—0.6%
Mattel, Inc.	43,490	1,169,881

Media—2.2%
Cinemark Holdings, Inc.	50,120	1,862,960

Gannett Co., Inc.	41,220	1,278,232

National CineMedia, Inc.	88,090	1,268,496

		4,409,688

Specialty Retail—0.7%
Staples, Inc.	82,560	1,407,648

Consumer Staples—9.6%

Food Products—3.5%
B&G Foods, Inc.	49,600	1,480,064

ConAgra Foods, Inc.	54,320	1,924,557

Kraft Foods Group, Inc.	54,820	3,581,939

		6,986,560

Household Products—1.3%
Reckitt Benckiser Group plc	30,760	2,605,190

Tobacco—4.8%
Lorillard, Inc.	136,560	8,959,702

Reynolds American, Inc.	8,370	568,741

		9,528,443

	Shares	Value

Energy—10.4%

Energy Equipment & Services—0.4%
Diamond Offshore Drilling, Inc.	23,290	$734,334

Oil, Gas & Consumable Fuels—10.0%
BP plc, Sponsored ADR	109,550	4,253,827

Enbridge, Inc.	54,690	2,648,637

HollyFrontier Corp.	42,110	1,512,591

Occidental Petroleum Corp.	38,090	3,047,200

Royal Dutch Shell plc, Cl. A, Sponsored ADR	44,412	2,729,117

Ship Finance International Ltd.	123,970	1,721,943

Statoil ASA, ADR	50,620	850,416

Suncor Energy, Inc.	113,700	3,389,397

		20,153,128

Financials—16.9%

Capital Markets—1.3%
Apollo Global Management LLC, Cl. A	54,238	1,348,899

Ares Management LP	65,537	1,244,548

		2,593,447

Commercial Banks—11.0%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	314,380	2,678,517

Bank of Montreal	31,770	1,826,139

BB&T Corp.	44,730	1,578,522

Fifth Third Bancorp	126,030	2,180,319

HSBC Holdings plc, Sponsored ADR	38,430	1,757,020

Intesa Sanpaolo SpA	2,135,836	6,241,616

JPMorgan Chase & Co.	79,370	4,316,141

Umpqua Holdings Corp.	93,080	1,443,671

		22,021,945

Consumer Finance—0.6%
Navient Corp.	60,876	1,201,692

Insurance—1.6%
Sampo OYJ, Cl. A	64,874	3,139,482

1    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs)—2.4%
Equity Residential	33,430	$2,594,502

Omega Healthcare Investors, Inc.	51,720	2,268,439

		4,862,941

Health Care—11.5%

Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	49,100	3,452,221

Pharmaceuticals—9.8%
Eli Lilly & Co.	21,540	1,550,880

Merck & Co., Inc.	126,530	7,627,228

Pfizer, Inc.	123,390	3,855,938

Roche Holding AG, Sponsored ADR	76,810	2,593,106

Sanofi, ADR	57,110	2,632,200

Takeda Pharmaceutical Co. Ltd.	24,600	1,230,319

		19,489,671

Industrials—11.3%

Aerospace & Defense—2.3%
Lockheed Martin Corp.	24,840	4,679,111

Commercial Services & Supplies—3.0%
Deluxe Corp.	34,530	2,242,033

Waste Management, Inc.	72,300	3,718,389

		5,960,422

Electrical Equipment—0.8%
Eaton Corp. plc	26,700	1,684,503

Industrial Conglomerates—2.5%
General Electric Co.	126,400	3,019,696

Siemens AG	18,232	1,914,976

		4,934,672

Machinery—0.9%
Caterpillar, Inc.	23,790	1,902,486

Trading Companies & Distributors—1.8%
ITOCHU Corp.	243,100	2,466,443

Rexel SA	56,110	1,050,698

		3,517,141

Information Technology—12.0%

Communications Equipment—1.9%
Cisco Systems, Inc.	78,260	2,063,325

	Shares	Value

Communications Equipment

Nokia OYJ, Sponsored ADR	222,404	$1,690,270

		3,753,595

Electronic Equipment, Instruments, & Components—1.5%
Hitachi Ltd.	404,000	3,055,048

Semiconductors & Semiconductor Equipment—3.0%
Intel Corp.	155,150	5,126,156

Microchip Technology, Inc.	21,440	966,944

		6,093,100

Software—2.0%
Microsoft Corp.	98,310	3,971,724

Technology Hardware, Storage & Peripherals—3.6%
Apple, Inc.	41,642	4,878,777

Seagate Technology plc	39,770	2,244,619

		7,123,396

Materials—1.7%

Chemicals—1.7%
LyondellBasell Industries NV, Cl. A	16,729	1,323,097

Nissan Chemical Industries Ltd.	112,882	2,084,202

		3,407,299

Telecommunication Services—7.3%

Diversified Telecommunication Services—7.3%
AT&T, Inc.	52,600	1,731,592

CenturyLink, Inc.	45,840	1,703,873

Inmarsat plc	171,120	2,147,692

Verizon Communications, Inc.	167,820	7,671,052

Windstream Holdings, Inc.	179,000	1,423,050

		14,677,259

Utilities—7.9%

Electric Utilities—5.0%
American Electric Power Co., Inc.	32,960	2,070,218

Duke Energy Corp.	25,300	2,204,642

Edison International	25,120	1,711,928

Entergy Corp.	24,840	2,173,748

2    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Value

Electric Utilities (Continued)

Iberdrola SA	181,277	$1,250,750

UIL Holdings Corp.	12,110	557,060

		9,968,346

Multi-Utilities—2.9%
Ameren Corp.	66,140	2,994,819

PG&E Corp.	19,100	1,123,271

SCANA Corp.	28,340	1,807,242

		5,925,332

Total Common Stocks (Cost $179,622,275)		195,553,809

Structured Security—1.0%

Goldman Sachs Group (The), Transocean Ltd. Equity Linked Nts., 2/26/15[1,2] (Cost $2,001,442)	127,700	2,101,986

Investment Company—0.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[3,4] (Cost $1,435,429)	1,435,429	1,435,429

Total Investments, at Value (Cost $183,059,146)	99.4%	199,091,224

Net Other Assets (Liabilities)	0.6	1,111,345

Net Assets	100.0%	$200,202,569

3    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,101,986 or 1.05% of the Fund’s net assets as of January 30, 2015.

3. Rate shown is the 7-day yield as of January 30, 2015.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2014	Gross Additions	Gross Reductions	Shares January 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	2,835,339	44,001,276	45,401,186	1,435,429

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$1,435,429	$2,759

Forward Currency Exchange Contracts as of January 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
HSBC	02/2015	USD	4,414	EUR	3,800	$118,721	$—
HSBC	04/2015	USD	11,885	JPY	1,420,000	—	217,139
MSCO	02/2015	USD	8,237	EUR	6,600	777,945	—

Total Unrealized Appreciation and Depreciation						$896,666	$217,139

Glossary:

Counterparty Abbreviations

HSBC	HSBC Bank USA NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

4    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Dividend Opportunity Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

5    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

6    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

7    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

3. Securities Valuation (Continued)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$15,023,678	$3,107,643	$—	$18,131,321
Consumer Staples	16,515,003	2,605,190	—	19,120,193
Energy	20,887,462	—	—	20,887,462
Financials	24,438,409	9,381,098	—	33,819,507
Health Care	21,711,573	1,230,319	—	22,941,892
Industrials	17,246,218	5,432,117	—	22,678,335
Information Technology	20,941,815	3,055,048	—	23,996,863
Materials	1,323,097	2,084,202	—	3,407,299
Telecommunication Services	12,529,567	2,147,692	—	14,677,259
Utilities	14,642,928	1,250,750	—	15,893,678
Structured Security	—	2,101,986	—	2,101,986
Investment Company	1,435,429	—	—	1,435,429

Total Investments, at Value	166,695,179	32,396,045	—	199,091,224
Other Financial Instruments:
Foreign currency exchange contracts	—	896,666	—	896,666

Total Assets	$166,695,179	$33,292,711	$—	$199,987,890

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(217,139)	$—	$(217,139)

Total Liabilities	$—	$(217,139)	$—	$(217,139)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market

9    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

10    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended January 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $946,203 and $11,963,606, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

11    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy

12    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$183,173,540

Gross unrealized appreciation	$24,421,530
Gross unrealized depreciation	(8,503,846)

Net unrealized appreciation	$15,917,684

13    OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/9/2015